Exhibit 99.1

Tidewater Reports Second Quarter Results For Fiscal 2010

NEW ORLEANS—October 29, 2009—Tidewater Inc. (NYSE:TDW) announced today second quarter net earnings for the period ended September 30, 2009, of $98.2 million, or $1.90 per common share, on revenues of $295.5 million. Included in net earnings for the September 30, 2009 quarter is a $34.3 million, or $0.66 per common share, tax benefit resulting from a favorable resolution of tax litigation. For the same quarter last year, net earnings were $95.4 million, or $1.85 per common share, on revenues of $346.8 million. The immediately preceding quarter ended June 30, 2009, had net earnings of $44.5 million, or $0.86 per common share, on revenues of $ 326.6 million. Included in net earnings for the June 30, 2009 quarter was a non-cash charge totaling $48.6 million ($47.7 million after tax, or $0.93 per common share) related to the company’s Venezuelan operations. As a result of the seizure of vessels and certain other assets during the June quarter in Venezuela pursuant to a May 2009 Venezuelan law and the continued nonpayment of outstanding receivables from Petroleos de Venezuela, S.A. (PDVSA) and an affiliate of PDVSA, the company recorded in the June 2009 quarter a $3.8 million charge equal to the net book value of the assets seized and a $44.8 million provision to fully reserve accounts receivable due from PDVSA-related entities.

As previously announced, Tidewater will hold a conference call to discuss September quarterly earnings on Thursday, October 29, 2009, at 10:00 a.m. CDT, promptly following the Company’s release of quarterly earnings. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. CDT on October 29, 2009, and will continue until 11:59 p.m. CDT on October 31, 2009. To hear the replay, call 1-800-642-1687 (1-706-645-9291 if calling from outside the U.S.). The conference call ID number is 35253766.

A simultaneous webcast of the conference call will be accessible online at the Tidewater Inc. website, www.tdw.com. The online replay will be available until November 29, 2009.

Tidewater Inc. owns 398 vessels, the world’s largest fleet of vessels serving the global offshore energy industry.

Note: all per-share amounts are stated on a diluted basis.

Contact:

Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(In thousands, except share and per share data)

	Quarter Ended September 30,		Six Months Ended September 30,
	2009	2008	2009	2008
Revenues:
Vessel revenues	$294,563	344,637	604,999	673,008
Other marine revenues	961	2,192	17,134	13,875
	295,524	346,829	622,133	686,883
Costs and expenses:
Vessel operating costs	157,526	175,371	311,177	352,099
Costs of other marine revenues	882	1,315	15,582	11,744
Depreciation and amortization	32,260	30,657	63,909	61,278
General and administrative	37,686	35,315	72,074	70,423
Provision for Venezuelan operations	517	—	49,070	—
Gain on asset dispositions, net	(5,374)	(5,851)	(17,912)	(16,238)
	223,497	236,807	493,900	479,306
Operating income	72,027	110,022	128,233	207,577
Other income (expenses):
Foreign exchange (loss) gain	(2,252)	2,487	(4,838)	1,297
Equity in net earnings of unconsolidated companies	5,557	3,798	10,972	7,994
Interest income and other, net	502	1,425	3,670	3,324
Interest and other debt costs	(450)	(108)	(527)	(428)
	3,357	7,602	9,277	12,187
Earnings before income taxes	75,384	117,624	137,510	219,764
Income tax (benefit) expense	(22,801)	22,193	(5,157)	39,557
Net earnings	$98,185	95,431	142,667	180,207

Basic earnings per common share	$1.91	1.86	2.78	3.51

Diluted earnings per common share	$1.90	1.85	2.77	3.49

Weighted average common shares outstanding	51,371,295	51,246,848	51,366,826	51,394,460
Incremental common shares from stock options	234,171	239,236	216,718	267,346
Adjusted weighted average common shares	51,605,466	51,486,084	51,583,544	51,661,806

Cash dividends declared per common share	$0.25	0.25	0.50	0.50

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

ASSETS	September 30, 2009	March 31, 2009
Current assets:
Cash and cash equivalents	$295,655	250,793
Trade and other receivables, net	333,303	328,566
Marine operating supplies	43,331	48,727
Other current assets	13,181	6,365
Total current assets	685,470	634,451
Investments in, at equity, and advances to unconsolidated companies	33,878	37,221
Properties and equipment:
Vessels and related equipment	3,263,720	3,238,674
Other properties and equipment	81,975	81,689
	3,345,695	3,320,363
Less accumulated depreciation and amortization	1,255,635	1,307,038
Net properties and equipment	2,090,060	2,013,325
Goodwill	328,754	328,754
Other assets	95,055	60,053
Total assets	$3,233,217	3,073,804

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt	$25,000	—
Accounts payable	51,637	51,530
Accrued expenses	118,922	111,153
Accrued property and liability losses	5,767	5,521
Other current liabilities	44,925	35,146
Total current liabilities	246,251	203,350
Long-term debt	275,000	300,000
Deferred income taxes	205,920	201,200
Accrued property and liability losses	14,470	8,035
Other liabilities and deferred credits	122,882	116,541

Commitment and contingencies

Stockholders’ equity:
Common stock of $.10 par value, 125,000,000 shares authorized, issued 51,707,721 shares at September and 51,696,245 shares at March	5,170	5,169
Other stockholders’ equity	2,363,524	2,239,509
Total stockholders’ equity	2,368,694	2,244,678
Total liabilities and stockholders’ equity	$3,233,217	3,073,804

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Six Months Ended September 30,
	2009	2008
Operating activities:
Net earnings	$142,667	180,207
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	63,909	61,278
Provision (benefit) for deferred income taxes	(14,215)	(4,890)
Reversal of liabilities for uncertain tax positions	(34,284)	—
Gain on asset dispositions, net	(17,912)	(16,238)
Provision for Venezuelan operations	49,070	—
Equity in earnings of unconsolidated companies, net of dividends	3,343	(1,574)
Compensation expense—stock-based	4,936	6,152
Excess tax benefits on stock options exercised	(194)	(1,438)
Changes in assets and liabilities, net:
Trade and other receivables	(41,329)	(25,723)
Marine operating supplies	5,396	(8,315)
Other current assets	(6,816)	(6,644)
Accounts payable	107	(8,599)
Accrued expenses	6,448	(502)
Accrued property and liability losses	246	(187)
Other current liabilities	8,694	19,143
Other liabilities and deferred credits	(4,589)	1,311
Other, net	(644)	721
Net cash provided by operating activities	164,833	194,702
Cash flows from investing activities:
Proceeds from sales of assets	23,216	20,638
Proceeds from sales/leaseback of assets	101,755	—
Additions to properties and equipment	(212,532)	(259,845)
Other	—	312
Net cash used in investing activities	(87,561)	(238,895)
Cash flows from financing activities:
Principal payments on capitalized lease obligations	—	(10,059)
Proceeds from exercise of stock options	962	6,548
Cash dividends	(25,859)	(25,753)
Stock repurchases	—	(53,634)
Excess tax benefits on stock options exercised	194	1,438
Debt issuance costs	(7,707)	—
Net cash used in financing activities	(32,410)	(81,460)
Net change in cash and cash equivalents	44,862	(125,653)
Cash and cash equivalents at beginning of period	250,793	270,205
Cash and cash equivalents at end of period	$295,655	144,552

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$7,163	6,970
Income taxes	$29,568	29,833

The company’s revenues and operating expenses and its related percentage of vessel revenues for the quarters and the six-month periods ended September 30, 2009 and 2008 and for the quarter ended June 30, 2009, were as follows:

	Quarter Ended September 30,				Six Months Ended September 30,				Quarter Ended June 30,
(In thousands)	2009	%	2008	%	2009	%	2008	%	2009	%
Vessel revenues:
International	$271,898	92%	304,635	88%	557,886	92%	592,904	88%	285,988	92%
United States	22,665	8%	40,002	12%	47,113	8%	80,104	12%	24,448	8%
Vessel revenues	294,563	100%	344,637	100%	604,999	100%	673,008	100%	310,436	100%
Vessel operating costs:
Crew costs	$78,737	27%	92,086	27%	161,489	27%	185,238	28%	82,752	27%
Repair and maintenance	31,452	11%	32,702	9%	57,086	9%	68,550	10%	25,634	8%
Insurance and loss reserves	3,383	1%	5,608	2%	8,059	1%	11,081	2%	4,676	2%
Fuel, lube and supplies	15,213	5%	18,609	5%	28,055	5%	33,775	5%	12,842	4%
Vessel operating leases	4,321	1%	1,749	1%	6,070	1%	3,498	1%	1,749	1%
Other	24,420	8%	24,617	7%	50,418	8%	49,957	7%	25,998	8%
Vessel operating costs	157,526	53%	175,371	51%	311,177	51%	352,099	52%	153,651	49%
Vessel operating margin (A)	$137,037	47%	169,266	49%	293,822	49%	320,909	48%	156,785	51%

Note (A): The following table reconciles vessel operating margin as presented above to operating income for the quarters and the six-month periods ended September 30, 2009 and 2008 and for the quarter ended June 30, 2009:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
(In thousands)	2009	2008	2009	2008	2009
Vessel operating margin	$137,037	169,266	293,822	320,909	156,785
Other marine services revenues	961	2,192	17,134	13,875	16,173
Costs of other marine revenues	(882)	(1,315)	(15,582)	(11,744)	(14,700)
Depreciation and amortization	(32,260)	(30,657)	(63,909)	(61,278)	(31,649)
General and administrative	(37,686)	(35,315)	(72,074)	(70,423)	(34,388)
Provision for Venezuelan operations	(517)	—	(49,070)	—	(48,553)
Gain on asset dispositions, net	5,374	5,851	17,912	16,238	12,538
Operating income	$72,027	110,022	128,233	207,577	56,206

The company’s operating income and other components of earnings before income taxes and its related percentage of total revenues for the quarters and the six-month periods ended September 30, 2009 and 2008 and for the quarter ended June 30, 2009, were as follows:

	Quarter Ended September 30,				Six Months Ended September 30,				Quarter Ended June 30,
(In thousands)	2009	%	2008	%	2009	%	2008	%	2009	%
Vessel operating profit:
International	$78,590	27%	104,335	30%	128,482	21%	192,517	28%	49,892	15%
United States	1,214	<1%	9,956	3%	3,843	1%	18,489	3%	2,629	1%
	79,804	27%	114,291	33%	132,325	21%	211,006	31%	52,521	16%
Corporate expenses	(13,042)	(4%)	(10,821)	(3%)	(22,943)	(4%)	(21,393)	(3%)	(9,901)	(3%)
Gain on asset dispositions, net	5,374	2%	5,851	2%	17,912	3%	16,238	2%	12,538	4%
Other marine services	(109)	(<1%)	701	<1%	939	<1%	1,726	<1%	1,048	<1%
Operating income	72,027	24%	110,022	32%	128,233	21%	207,577	30%	56,206	17%
Foreign exchange (loss) gain	(2,252)	(1%)	2,487	1%	(4,838)	(1%)	1,297	<1%	(2,586)	(1%)
Equity in net earnings of unconsolidated companies	5,557	2%	3,798	1%	10,972	2%	7,994	1%	5,415	2%
Interest income and other, net	502	<1%	1,425	<1%	3,670	1%	3,324	<1%	3,168	1%
Interest and other debt costs	(450)	(<1%)	(108)	(<1%)	(527)	(<1%)	(428)	(<1%)	(77)	(<1%)
Earnings before income taxes	$75,384	26%	117,624	34%	137,510	22%	219,764	32%	62,126	19%

The company’s revenues, vessel utilization percentages and average day rates by vessel class and in total for the quarters and the six-month periods ended September 30, 2009 and 2008 and the quarter ended June 30, 2009, were as follows:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2009	2008	2009	2008	2009
REVENUES BY VESSEL CLASS (In thousands):
International-based fleet:
Deepwater vessels	$71,015	67,642	137,413	125,926	66,398
Towing-supply/supply	169,152	193,415	352,048	378,374	182,896
Crew/utility	22,393	26,709	47,963	54,078	25,570
Offshore tugs	9,338	14,993	19,895	30,819	10,557
Other	—	1,876	567	3,707	567
Total	$271,898	304,635	557,886	592,904	285,988
United States-based fleet:
Deepwater vessels	$14,714	16,099	28,011	33,031	13,297
Towing-supply/supply	7,342	18,644	16,857	36,319	9,515
Crew/utility	609	5,259	2,245	10,754	1,636
Total	$22,665	40,002	47,113	80,104	24,448
Worldwide fleet:
Deepwater vessels	$85,729	83,741	165,424	158,957	79,695
Towing-supply/supply	176,494	212,059	368,905	414,693	192,411
Crew/utility	23,002	31,968	50,208	64,832	27,206
Offshore tugs	9,338	14,993	19,895	30,819	10,557
Other	—	1,876	567	3,707	567
Total	$294,563	344,637	604,999	673,008	310,436

UTILIZATION:
International-based fleet:
Deepwater vessels	79.1%	85.8	78.4	84.7	77.6
Towing-supply/supply	71.1	75.7	72.6	76.5	74.1
Crew/utility	71.3	79.5	73.5	82.8	75.7
Offshore tugs	60.4	60.4	57.1	56.7	54.2
Other	—	59.0	79.2	48.8	79.2
Total	71.3%	75.8	72.3	76.2	73.2
United States-based fleet:
Deepwater vessels	76.7%	98.0	84.3	96.3	92.4
Towing-supply/supply	32.2	48.0	35.8	48.9	39.4
Crew/utility	18.8	75.5	32.8	76.4	45.4
Total	37.7%	61.4	43.4	62.2	49.0
Worldwide fleet:
Deepwater vessels	78.8%	88.0	79.3	87.0	79.9
Towing-supply/supply	66.8	72.2	68.6	72.9	70.3
Crew/utility	66.4	78.9	69.6	81.8	72.6
Offshore tugs	60.4	60.4	57.1	56.7	54.2
Other	—	59.0	79.2	48.8	79.2
Total	67.8%	74.0	69.3	74.4	70.7

AVERAGE VESSEL DAY RATES:
International-based fleet:
Deepwater vessels	$24,839	26,831	25,520	25,820	26,287
Towing-supply/supply	12,428	12,375	12,475	12,015	12,518
Crew/utility	4,935	5,184	5,085	5,071	5,224
Offshore tugs	7,059	8,302	7,406	8,614	7,744
Other	—	10,597	9,679	10,233	9,679
Total	$12,177	12,048	12,186	11,631	12,194
United States-based fleet:
Deepwater vessels	$29,784	25,233	26,834	24,862	24,178
Towing-supply/supply	9,623	12,867	9,873	12,234	10,071
Crew/utility	5,032	6,017	5,010	6,015	4,997
Total	$16,456	13,510	14,726	13,164	13,418
Worldwide fleet:
Deepwater vessels	$25,568	26,517	25,734	25,615	25,910
Towing-supply/supply	12,280	12,416	12,326	12,034	12,396
Crew/utility	4,938	5,305	5,082	5,206	5,210
Offshore tugs	7,059	8,302	7,406	8,614	7,744
Other	—	10,597	9,679	10,233	9,679
Total	$12,426	12,201	12,352	11,795	12,282

The average day rates and utilization percentages for the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) and its older, more traditional vessels for the quarters and the six-month periods ended September 30, 2009 and 2008 and for the quarter ended June 30, 2009, were as follows:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2009	2008	2009	2008	2009

AVERAGE VESSEL DAY RATES:
International-based fleet:
New vessels	$16,160	17,090	16,301	16,676	16,452
Traditional vessels	8,193	9,163	8,531	8,879	8,819
Total International-based fleet	$12,177	12,048	12,186	11,631	12,194
United States-based fleet:
New vessels	$21,955	14,732	19,560	14,687	17,896
Traditional vessels	12,874	12,386	11,309	11,697	10,055
Total U.S.-based fleet	$16,456	13,510	14,726	13,164	13,418
Worldwide fleet:
New vessels	$16,429	16,774	16,490	16,393	16,554
Traditional vessels	8,518	9,444	8,730	9,121	8,910
Total Worldwide Fleet	$12,426	12,201	12,352	11,795	12,282

UTILIZATION:
International-based fleet:
New vessels	86.8%	91.0	86.6	91.0	86.5
Traditional vessels	60.5	69.2	63.0	70.0	65.3
Total International-based fleet	71.3%	75.8	72.3	76.2	73.2
United States-based fleet:
New vessels	49.2%	82.7	58.1	83.3	66.5
Traditional vessels	32.7	49.6	36.8	50.0	41.0
Total U.S.-based fleet	37.7%	61.4	43.4	62.2	49.0
Worldwide fleet:
New vessels	83.8%	89.8	84.2	89.8	84.7
Traditional vessels	57.2	66.9	60.0	67.7	62.6
Total Worldwide Fleet	67.8%	74.0	69.3	74.4	70.7

The company’s average number of vessels by class and geographic distribution for the quarters and the six-month periods ended September 30, 2009 and 2008 and for the quarter ended June 30, 2009, were as follows:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2009	2008	2009	2008	2009
International-based fleet:
Deepwater vessels	39	32	38	32	35
Towing-supply/supply	208	224	212	225	217
Crew/utility	69	70	70	70	71
Offshore tugs	24	33	26	34	28
Other	—	3	—	4	1

Total	340	362	346	365	352

United States-based fleet:
Deepwater vessels	7	7	7	7	7
Towing-supply/supply	26	33	26	33	26
Crew/utility	7	13	7	13	8

Total	40	53	40	53	41

Owned or chartered vessels included in marine revenues (B)	380	415	386	418	393
Vessels withdrawn from service	8	16	9	18	9
Joint-venture and other	10	14	10	14	10

Total	398	445	405	450	412

Note (B): Included in total owned or chartered vessels at September 30, 2009 and 2008 and at June 30, 2009, were 70, 47 and 66 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of the company’s utilization statistics.

The table below summarizes the various vessel commitments by vessel class and type as of September 30, 2009:

	International Built			U. S. Built
Vessel class and type	Number of Vessels	Total Cost	Expended Through 9/30/09	Number of Vessels	Total Cost	Expended Through 9/30/09
		(In thousands)			(In thousands)
Deepwater vessels:
Anchor handling towing supply	2	$60,829	$30,925	—	—	—
Platform supply vessels (C)	16	$478,916	$145,029	3	$95,785	$51,306
Towing-supply/supply vessels:
Anchor handling towing supply	11	$187,144	$61,598	—	—	—
Platform supply vessels	3	$37,349	$24,306	—	—	—
Crewboats and offshore tugs:
Crewboats	2	$18,576	$14,394	—	—	—
Offshore tugs	1	$14,105	$11,277	—	—	—

Totals	35	$796,919	$287,529	3	$95,785	$51,306

Note (C): The international built deepwater platform supply vessel count includes one multipurpose platform supply vessel.

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter of the various vessel commitments as discussed above along with the expected quarterly cash outlay:

	Quarter Period Ended

Vessel class and type	12/09	03/10		06/10	09/10	12/10	Thereafter

Deepwater vessels:
Anchor handling towing supply	—	—		2	—	—	—
Platform supply vessels	4	2	(D)	—	—	1	12
Towing-supply/supply vessels:
Anchor handling towing supply	1	1		1	—	2	6
Platform supply vessels	2	1		—	—	—	—
Crewboats and offshore tugs:
Crewboats	—	1		1	—	—	—
Offshore tugs	1	—		—	—	—	—

Totals	8	5		4	—	3	18

(In thousands)
Expected quarterly cash outlay	$125,188	102,142		52,695	31,150	44,276	198,418	(E)

Note (D): The deepwater platform supply vessel count in the March 2010 quarter includes one multipurpose platform supply vessel.

Note (E): The $198,418 of ‘Thereafter’ vessel construction obligations is expected to be paid out as follows: $40,376 in the remaining quarter of fiscal 2011, $146,320 during fiscal 2012, and $11,722 during fiscal 2013.